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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    Form 8-K
                                 Current Report



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 2, 1998




                            AT&T CAPITAL CORPORATION



A Delaware            Commission File             I.R.S. Employer
Corporation             No. 1-11237               No. 22-3211453





               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000

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                                                        Form 8-K October 2, 1998

Item 5.  OTHER EVENTS

         In accordance with the terms of a "no-action" letter dated October 2, 1998 (the "SEC letter") received from the Division of Corporation Finance of the Securities and Exchange Commission ("SEC"), AT&T Capital Corporation ("Capital") was permitted to cease filing periodic reports pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934 from and after the execution and delivery by Newcourt Credit Group Inc. ("Newcourt") of an unconditional guarantee of the outstanding debt securities of Capital which were not previously guaranteed by Newcourt. As contemplated by the SEC letter, Newcourt has, on October 28, 1998, in a footnote to the financial statements included in the periodic reports that it filed with the SEC, disclosed certain summarized financial information concerning Capital. Newcourt has also executed and delivered the guarantee effective as of October 28, 1998 (the "Guarantee") which Guarantee covers all Debt as such term is defined in the Guarantee.

         Pursuant to the terms of the existing Support Agreement dated February 9, 1998, by and between Newcourt and Capital (the "Support Agreement"), the Support Agreement has been terminated and replaced by the Guarantee effective as of November 15, 1998. The Support Agreement may be terminated by its terms upon written confirmation from at least two (2) nationally recognized statistical rating agencies that have rated series of Debt of Capital that the termination of the Support Agreement will not result on their ratings of such series of Debt being downgraded. Capital has received such written confirmation from Duff & Phelps Credit Rating Co. and Standard & Poors.

         Copies of the Guarantee and the SEC letter, together with the letter submitted to the SEC on behalf of Capital and Newcourt, are attached as Exhibits hereto.

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                                                        Form 8-K October 2, 1998


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99(a). Newcourt Credit Group Inc. Guarantee of AT&T Capital
                    Corporation Debt.

             99(b). Letter dated October 2, 1998 from the Securities and
                    Exchange Commission to Sidley & Austin relating to Newcourt Credit Group Inc. and AT&T Capital Corporation.

             99(c). Letter dated October 2, 1998 to the Securities and Exchange
                    Commission submitted by Sidley & Austin on behalf of Newcourt Credit Group Inc. and AT&T Capital Corporation.

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                                                        Form 8-K October 2, 1998



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             AT&T CAPITAL CORPORATION




                                                 DANIEL A. JAUERNIG
                                             By: Daniel A. Jauernig
                                                 Group President and
                                                 Chief Financial Officer




November 17, 1998

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                                                        Form 8-K October 2, 1998




                                  EXHIBIT INDEX


Exhibit No.

             99(a). Newcourt Credit Group Inc. Guarantee of AT&T Capital
                    Corporation Debt.

             99(b). Letter dated October 2, 1998 from the Securities and
                    Exchange Commission to Sidley & Austin relating to Newcourt Credit Group Inc. and AT&T Capital Corporation.

             99(c). Letter dated October 2, 1998 to the Securities and Exchange
                    Commission submitted by Sidley & Austin on behalf of Newcourt Credit Group Inc. and AT&T Capital Corporation.

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